SUPPLEMENT DATED JANUARY 29, 2009
TO THE INSTITUTIONAL AND
R-1, R-2, R-3, R-4, AND R-5 PROSPECTUSES
FOR PRINCIPAL FUNDS, INC.
DATED FEBRUARY 29, 2008

This supplement updates information currently in the prospectus.

MidCap Growth Fund II

In the supplement dated December 19, 2008, it was announced that MacKay Shields LLC would no longer be a sub-advisor to this fund effective January 21, 2009. Instead of January 21, 2009, MacKay Shields will no longer be a sub-advisor to this fund effective in April 2009. Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) will continue to use the strategies attributed to it in the prospectus.